Virtus Mid-Cap Growth Fund,

a Series of Virtus Equity Trust

Supplement dated December 21, 2011 to the Virtus Mid-Cap Growth Fund

Summary Prospectus and the Virtus Equity Trust Statutory Prospectus,

each dated July 31, 2011, as supplemented

IMPORTANT NOTICE TO INVESTORS OF VIRTUS MID-CAP GROWTH FUND

On November 17, 2011, the Board of Trustees for the Fund approved, and recommended approval by shareholders at a Special Meeting of Shareholders to be held on February 21, 2012, the following proposal:

Approve a Subadvisory Agreement between the Fund’s investment adviser, Virtus Investment Advisers, Inc. (“VIA”) and Kayne Anderson Rudnick Investment Management, LLC. (“Subadviser” or “Kayne”), thereby replacing the Fund’s current subadviser.

As Subadviser, Kayne would be responsible for the day-to-day management of the Fund’s portfolio.

The Fund would pay no fee directly to Kayne as the Subadviser. Under the Subadvisory Agreement, the fee to be paid by VIA to the Subadviser would be 50% of the net investment management fee. If approved, the Subadvisory Agreement would have an initial term through December 31, 2013. The Subadvisory Agreement would continue thereafter on a year-to-year basis with the approval of the Fund’s Trustees, including a majority of the Disinterested Trustees.

Information about Kayne

Kayne, an affiliate of VIA, is located at 1800 Avenue of the Stars, 2nd Floor, Los Angeles, CA 90067. Kayne acts as subadviser to mutual funds and as investment adviser to institutions and individuals. As of September 30, 2011, Kayne had approximately $5 billion in assets under management.

For more information on this proposal, please refer to the Fund’s Proxy Statement filed by Virtus Equity Trust with the Securities and Exchange Commission (“SEC”) on December 21, 2011 by visiting the SEC’s Web site at www.sec.gov.

Investors should retain this supplement with the Prospectuses for future reference.

VIT 8019/MCG SA (12/11)